UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 1, 2008

TECHE HOLDING COMPANY
(Exact name of Company as specified in its Charter)

Louisiana	0-25538	72-1287456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Willow Street, Franklin, Louisiana	70538
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code:	(337) 560-7151

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 8 – Other Events

Item 8.01. Other Events.

On July 1, 2008, Teche Holding Company (the “Company”) issued a press release announcing that it was incurring one-time charges on loss on sale of investment and transfer of, and withdrawal from, its defined benefit pension plans. The Company also announced the recognition of certain federal income tax credits.

A copy of the Press Release is attached hereto as Exhibit 99 and incorporated herein by reference.

Section 9 –Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit 99 - Press Release dated July 1, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

TECHE HOLDING COMPANY
/s/ J.L. Chauvin
Date: July 1, 2008	By:	J. L. Chauvin Senior Vice President, Treasurer and Chief Financial Officer